EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Leuthold Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Leuthold Funds, Inc. for the six months ended March 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Leuthold Funds, Inc. for the stated period.

/s/ John Mueller John Mueller President/Principal Executive Officer Leuthold Funds, Inc.	/s/ Glenn Larson Glenn Larson Treasurer/Principal Financial Officer Leuthold Funds, Inc.
Dated: June 2, 2022	Dated: June 2, 2022

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Leuthold Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.